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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 10, 1998



                               COFFEE PEOPLE, INC.
             (Exact name of registrant as specified in its charter)


    Oregon                         0-21397                93-1073218
(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)                 File Number)        Identification No.)




                            11480 Commercial Parkway
                          Castroville, California 95012
                    (Address of principal executive offices)

Registrant's telephone number, including area code:   (408) 633-6300



                               COFFEE PEOPLE, INC.
         (Former name or former address, if changed since last report.)

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ITEM 8.   Change in Registrant's Fiscal Year End

        On May 19, 1998 the Registrant acquired 100% of the outstanding capital stock of Gloria Jeans Inc. Pursuant to this transaction, Gloria Jeans Inc. was treated as the accounting acquiror. The Registrant's Board of Directors voted on June 23, 1998 to change the Registrant's Fiscal Year End from December 31 to the last Saturday of June of each year. No transition report is necessary because the Registrant elected to adopt the Fiscal Year End of the accounting acquiror.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           COFFEE PEOPLE, INC.
                                               (Registrant)


                                            /s/
Dated: September 12, 1998                   ----------------------------------
                                            By:    Mark J. Archer
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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